UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2017

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices)(Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Effective May 25, 2017, Thomas R. Watjen retired from the Board of Directors (the “Board”) of Unum Group (the “Company”), including as its non-executive Chairman, in accordance with his previously disclosed decision not to stand for re-election at the Company’s 2017 Annual Meeting of Shareholders. Also effective May 25, 2017, Edward J. Muhl retired from the Board in accordance with the Company’s bylaws, which impose a mandatory retirement age of 72.
(e) At the Company’s 2017 Annual Meeting of Shareholders held on May 25, 2017, shareholders approved the Unum Group Stock Incentive Plan of 2017 (the “2017 Plan”), as described in Item 5.07 below. The Human Capital Committee (the “Committee”) of the Board had previously adopted the 2017 Plan on February 21, 2017, subject to shareholder approval. A description of the material features of the 2017 Plan is set forth under the heading “Approval of the Unum Group Stock Incentive Plan of 2017” on pages 96 through 105 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”). This description of the 2017 Plan is qualified in its entirety by reference to the full text of the 2017 Plan, which was included as Appendix A to the Proxy Statement and is filed herewith as Exhibit 10.1.
On May 24, 2017, the Committee approved the forms of award agreements (the “Award Agreements”) to be used for grants of restricted stock units and performance share units under the 2017 Plan if the 2017 Plan was approved by shareholders at the Company’s 2017 Annual Meeting of Shareholders. Restricted stock unit and performance share unit awards are granted to employees pursuant to the Company's long-term incentive compensation program each year only if a specified level of Company performance is achieved.
The restricted stock unit agreements include a form for non-employee directors and a form for employees, which are filed herewith as Exhibits 10.2 and 10.3, respectively. Both forms of restricted stock unit agreements provide for time-based vesting and acceleration of vesting in connection with certain events, including termination due to death, disability or a qualifying retirement. The form of restricted stock unit agreement for employees provides for pro-rata vesting in the event of termination by the Company as a result of job elimination or requalification or by the employee for good reason (as applicable), and also includes certain confidentiality, non-solicitation, and non-disparagement obligations that apply for up to one year following termination of employment, with the exception of confidentiality which applies until such information is no longer confidential.
The form of performance share unit agreement for employees, which is filed herewith as Exhibit 10.4, provides for vesting based on the achievement of prospective three-year performance goals relating to average operating earnings per share and average return on equity, modified up to +/- 20% based on the Company’s total shareholder return (“TSR”) relative to specified peer companies. After taking into account this relative TSR modifier, actual payouts may range from 0% to 180% of the target number of units. The form of performance share unit agreement provides for the potential to receive the full number of units that could be earned based on actual performance in the event of termination due to death, disability or a qualifying retirement, provided that in the case of termination due to disability or a qualifying retirement the employee must comply with certain confidentiality, non-competition, non-solicitation, and non-disparagement obligations (the “PSU obligations”) throughout the remaining performance period. In the event of termination by the Company as a result of job elimination or requalification or by the employee for good reason (as applicable), the employee is eligible to receive a pro-rata portion of the units that could be earned based on actual performance provided that the PSU obligations are satisfied throughout the remaining performance period. In any event, the PSU obligations apply for up to one year following termination of employment, with the exception of confidentiality which applies until such information is no longer confidential.
The Award Agreements also provide for acceleration of vesting upon certain terminations of employment occurring within two years following a change in control of the Company.
The foregoing description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Award Agreements, copies of which are filed herewith as Exhibits 10.2, 10.3, and 10.4.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Unum Group held its 2017 Annual Meeting of Shareholders on May 25, 2017. Matters submitted to shareholders at the meeting and voting results were as follows:
Item 1 - Election of Directors. Shareholders elected the eleven director nominees listed below for one-year terms expiring in 2018, based upon the following voting results:

Nominee	For	Against	Abstained	Broker Non-Votes
Theodore H. Bunting, Jr.	190,421,793	1,564,334	54,875	8,697,973
E. Michael Caulfield	190,215,453	1,767,336	58,212	8,697,973
Joseph J. Echevarria	189,317,849	2,662,610	60,543	8,697,973
Cynthia L. Egan	190,444,821	1,539,498	56,683	8,697,973
Pamela H. Godwin	187,393,410	4,588,407	59,184	8,697,973
Kevin T. Kabat	191,583,283	402,618	55,101	8,697,973
Timothy F. Keaney	191,876,667	107,254	57,081	8,697,973
Gloria C. Larson	187,611,246	4,374,513	55,242	8,697,973
Richard P. McKenney	190,606,916	1,375,277	58,808	8,697,973
Ronald P. O’Hanley	190,565,887	1,420,698	54,417	8,697,973
Francis J. Shammo	191,723,394	254,689	62,919	8,697,973

Item 2 - Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of Unum Group’s named executive officers, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
184,300,320	7,197,865	542,512	8,698,277

Item 3 - Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation. Shareholders voted, on an advisory basis, on the frequency of holding future advisory votes to approve executive compensation as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
173,805,154	283,293	17,890,853	61,397	8,698,277
In light of the above voting results and consistent with its recommendation to shareholders on this item, the Board has determined that the Company will continue to hold future advisory votes to approve executive compensation on an annual basis.
Item 4 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as Unum Group’s independent registered public accounting firm for 2017, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
197,350,880	3,317,238	70,858	0

Item 5 - Approval of the Unum Group Stock Incentive Plan of 2017. Shareholders approved the Unum Group Stock Incentive Plan of 2017, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
180,330,389	11,608,132	102,176	8,698,277

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibits are filed with this report:

10.1	Unum Group Stock Incentive Plan of 2017 (incorporated by reference to Appendix A of Unum Group's definitive proxy statement on Schedule 14A filed on April 13, 2017).
10.2	Form of Restricted Stock Unit Agreement with Non-Employee Director for awards under the Unum Group Stock Incentive Plan of 2017.
10.3	Form of Restricted Stock Unit Agreement with Employee for awards under the Unum Group Stock Incentive Plan of 2017.
10.4	Form of Performance Share Unit Agreement with Employee for awards under the Unum Group Stock Incentive Plan of 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: May 25, 2017	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Unum Group Stock Incentive Plan of 2017 (incorporated by reference to Appendix A of Unum Group's definitive proxy statement on Schedule 14A filed on April 13, 2017).
10.2	Form of Restricted Stock Unit Agreement with Non-Employee Director for awards under the Unum Group Stock Incentive Plan of 2017.
10.3	Form of Restricted Stock Unit Agreement with Employee for awards under the Unum Group Stock Incentive Plan of 2017.
10.4	Form of Performance Share Unit Agreement with Employee for awards under the Unum Group Stock Incentive Plan of 2017.